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                                                                Exhibit 10.16(c)

                              FIRST AMENDMENT
                                     TO
                              PROMISSORY NOTE

         WHEREAS, the undersigned, Ron deHarte ("Borrower") previously executed that certain Promissory Note in favor of PriceSmart, Inc., a Delaware corporation (the "Company") in the principal amount of $67,812.50 (the "Note");

         WHEREAS, in order to amend the Note in certain respects, the Company and Borrower hereby agree as follows effective as of June 1, 1999.

                                       I.

         The first sentence of the first full paragraph of the Note is hereby amended in its entirety to read as follows:

              FOR VALUE RECEIVED, the undersigned Ron deHarte (the "Borrower") promises to pay to PriceSmart, Inc., a Delaware corporation, (the "Company"), or order, the principal amount of sixty seven thousand eight hundred twelve dollars and fifty cents ($67,812.50) with interest from the date hereof on the unpaid principal balance under this Note at the rate of five and eighty-five one hundredths percent (5.85%) per annum (on the basis of a 360-day year and the actual number of days elapsed).

                                        II.

         The twelfth full paragraph of the Note shall be amended in its entirety to read as follows:

              Notwithstanding anything to the contrary contained in this Note or in the Pledge Agreement, Borrower hereby agrees that upon the occurrence of a default under this Note or the Pledge Agreement, the Company, in enforcing its rights and remedies hereunder and under the Pledge Agreement and any other documents and instruments executed by Borrower in connection herewith, shall have recourse to, and the right to proceed against, Borrower and any of his assets in connection with such default.


         Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Note shall remain in full force and effect.

                                                   BORROWER

                                                   Ron deHarte
                                                   ----------------------------
                                                   /s/ Ron deHarte